UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 2, 2007
NETGEAR, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4500 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices)
(408) 907-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
A. On May 2, 2007, NETGEAR, Inc. (“NETGEAR”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among NETGEAR, NAS Holdings Corporation, a wholly-owned subsidiary of NETGEAR, Infrant Technologies, Inc. (“Infrant”), certain Infrant shareholders and Paul Tien as a shareholder and as the Holders Representative, pursuant to which NETGEAR will acquire Infrant, a privately-held provider of network attached storage products and technologies for small business, professional and home customers.
     Under the terms of the agreement, NETGEAR will pay $60 million in cash for Infrant. Infrant shareholders may receive a total additional payout of up to $20 million in cash over the three years following closure of the acquisition if specific revenue targets are reached. The acquisition is subject to various standard closing conditions and is expected to close in the second quarter.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1.
B. On May 2, 2007, the Board of Directors of NETGEAR unanimously approved the 2007 NETGEAR employee bonus plan (the “2007 Bonus Plan”). Participants in the 2007 Bonus Plan include members of the executive management team of NETGEAR. A copy of the 2007 Bonus Plan is attached hereto as Exhibit 2.2.
Item 7.01. Regulation FD Disclosure
     On May 3, 2007, NETGEAR issued a press release announcing that it had agreed to acquire Infrant. The text of the press release is furnished as Exhibit 99.1 attached hereto.
     Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended.
ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is furnished herewith:
     (c) Exhibits
     The following exhibit is furnished herewith:

2.1	Agreement and Plan of Merger, dated as of May 2, 2007, by and among NETGEAR, Inc., NAS Holdings Corporation, Infrant Technologies, Inc., certain Infrant shareholders thereof, and Paul Tien as the Holders Representative (the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K*).

2.2	NETGEAR, Inc. 2007 Employee Bonus Plan

99.1	Press Release, dated May 3, 2007, entitled “NETGEAR to acquire Infrant”.

*	NETGEAR hereby agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 3, 2007

NETGEAR, Inc.
By:	/s/ Albert Liu
Albert Liu
Vice President, Legal & Corporate Development

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of May 2, 2007, by and among NETGEAR, Inc., NAS Holdings Corporation, Infrant Technologies, Inc., certain Infrant shareholders thereof, and Paul Tien as the Holders Representative (the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K*).

2.2	NETGEAR, Inc. 2007 Employee Bonus Plan.

99.1	Press Release, dated May 3, 2007, entitled “NETGEAR to acquire Infrant”.

*	NETGEAR hereby agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.